UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2010

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On April 23, 2010, Horizon Lines, Inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended March 21, 2010 and held a conference call to discuss its financial results and outlook for the remainder of fiscal 2010. A copy of the press release is filed as Exhibit 99.1 hereto, a copy of the transcript of the conference call is filed as Exhibit 99.2 hereto and a copy of the First Quarter 2010 Review presentation is attached as Exhibit 99.3 hereto. Each of these exhibits is incorporated herein by reference.
          The information under Items 2.02 and 7.01 in this Current Report, and Exhibits 99.1, 99.2 and 99.3 hereto, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On April 23, 2010, the Compensation Committee of the Board of Directors of the Company amended the Company’s 2010 Cash Incentive Plan (the “Cash Incentive Plan”) for the fiscal year ending December 26, 2010. As reported on a Form 8-K filed by the Company on March 19, 2010, the Compensation Committee established the performance measures, percentage weightings and percentage of base salary targets that will be used to determine awards for the Company’s Cash Incentive Plan.
          The annual bonus opportunities for each named executive officer are based on certain measures of Company financial performance and individual performance, percentage weightings for each performance measure and percentage of a participant’s base salary target, each as established by the Compensation Committee. The Company financial performance measures established by the Compensation Committee vary by position, and the bonus opportunities for the chief executive officer, the chief financial officer and each vice president of a corporate function are based on Adjusted EBITDA of the Company and the amount by which the Company’s net debt is reduced in fiscal 2010.
          On April 23, 2010, the Compensation Committee amended the definition of Adjusted EBITDA to exclude any costs or expenses related to any performance incentive award granted to the Chief Executive Officer during fiscal 2010 (the “CEO Performance Award”). For this purpose, Adjusted EBITDA is a non-GAAP financial measure defined as net income plus net interest expense, income taxes, depreciation and amortization and excludes certain expenses and costs related to the ongoing antitrust investigation and related lawsuits and severance, restructuring and impairment charges and costs and expenses related to any CEO Performance Award.

Item 7.01. Regulation FD Disclosure.
     The disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
          On April 22, 2010, the Company issued a press release announcing that its Board of Directors has voted to declare a cash dividend on its outstanding shares of common stock of $0.05 per share, payable on June 15, 2010 to all stockholders of record as of the close of business on June 1, 2010. A copy of this press release is attached as Exhibit 99.4 hereto and incorporated by reference.
SAFE HARBOR STATEMENT
          The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.
          All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.
          Factors that may cause actual results to differ from expected results include: decreases in shipping volumes; legal or other proceedings to which we are or may become subject, including the Department of Justice antitrust investigation and related legal proceedings; rising fuel prices; our substantial debt; restrictive covenants under our debt agreements; our failure to renew certain of our commercial agreements with Maersk; potential alternative arrangements as a result of the non-renewal of the Asia space charter agreement with Maersk; labor interruptions or strikes; job related claims, liability under multi-employer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones-Act competitor; increased inspection procedures and tighter import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the coastwise laws of the United States, also known as the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial dry-docking costs for our vessels; the loss of our key management personnel; actions by our stockholders; changes in tax laws or in their interpretation or application (including the repeal of the application of the tonnage tax to our trade in any one of our applicable shipping routes); and adverse tax audits and other tax matters.
          In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
          See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 20, 2009, as filed with the SEC for a more complete discussion of the above mentioned risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.
NON-GAAP FINANCIAL MEASURES
               Item 2.02 and 7.01, and Exhibits 99.1, 99.2 and 99.3 hereto, contain the following financial measures: adjusted net loss, adjusted net loss per share, adjusted operating income (loss), free cash flow, adjusted free cash flow, adjusted operating expense, adjusted other expense, adjusted income tax expense, adjusted pretax income, adjusted earnings per share, adjusted earnings per diluted share and adjusted operating ratio, as well as EBITDA and adjusted EBITDA on a consolidated basis. These are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.
          The Company uses adjusted net loss, adjusted net loss per share, adjusted operating income (loss), adjusted operating expense, adjusted other expense, adjusted income tax expense, adjusted pretax income and adjusted earnings per diluted share to exclude certain items to provide a useful measure of the Company’s operations without the impact of significant special items. The Company defines free cash flow as EBITDA adjusted to include certain non-cash items and net proceeds from sale of fixed assets and to exclude certain uses of cash flow, EBITDA as net income plus net interest expense, income taxes, depreciation and amortization and adjusted EBITDA as net income plus net interest expense, income taxes, depreciation and amortization adjusted to exclude unusual items.
          The Company believes that these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP measures to evaluate its past performance and prospects for future performance. The Company also utilizes certain of these measures to compensate certain management personnel of the Company.
          The Company believes that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by the Company’s board of directors and management team to evaluate the Company’s operating performance, (ii) the senior credit facility contains covenants that require the Company to maintain certain interest expense coverage and leverage ratios, which contain EBITDA, and (iii) EBITDA is a measure used by the Company’s management team to make day-to-day operating decisions. The Company believes free cash flow provides supplemental information about the Company’s ability to fund its working capital needs and capital expenditures, and to pay interest and service debt.
          The Company also uses a non-GAAP net loss measure on a per share basis. The Company believes that it is important to provide per share information, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures.
          The Company uses adjusted financial measures to exclude certain items in order to illustrate the affect of those items on the financial performance of the Company. Adjusted financial measures are the measures used by management to compare operating results and to evaluate operating performance.
          The financial measures adjusted net loss, adjusted net loss per share, adjusted operating income (loss), free cash flow, adjusted free cash flow, adjusted operating expense, adjusted other expense, adjusted income tax expense, adjusted pretax income, adjusted earnings per share, adjusted earnings per diluted share, adjusted operating ratio, EBITDA and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to net income or earnings per share as a measure of earnings or free cash flow as a measure of cash flow for management’s discretionary use, as they do not consider certain cash requirements such as dividend payments and debt service requirements. Because all companies do not use identical calculations, these presentations of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.
          Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided in the press release and the Earnings Release Presentation filed as Exhibits 99.1 and 99.3, respectively.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of Horizon Lines, Inc. dated April 23, 2010.

99.2	Transcript of conference call held on April 23, 2010.

99.3	Earnings Release Presentation for the First Fiscal Quarter ended March 21, 2010.

99.4	Press Release of Horizon Lines, Inc., dated April 22, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: April 28, 2010	By:	/s/ Michael T. Avara
Michael T. Avara
Senior Vice President and Chief Financial Officer

Exhibit Index
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of Horizon Lines, Inc. dated April 23, 2010.

99.2	Transcript of conference call held on April 23, 2010.

99.3	Earnings Release Presentation for the First Fiscal Quarter ended March 21, 2010.

99.4	Press Release of Horizon Lines, Inc., dated April 22, 2010.